UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Real Goods Solar, Inc.

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Real Goods Solar, Inc.

833 W. South Boulder Road

Louisville, Colorado 80027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 12, 2010

To our shareholders:

We will hold the 2010 annual meeting of shareholders of Real Goods Solar, Inc. (“we”, “us”, “our”, or “Real Goods Solar”), a Colorado corporation, on Wednesday, May 12, 2010, at 4:30 p.m. at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027, for the following purposes:

1. to elect six directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

2. to transact such other business as may properly come before our annual meeting, or any adjournment(s) or postponement(s) thereof.

Our board of directors has fixed the close of business on Friday, March 12, 2010, as the record date for determining our shareholders entitled to notice of, and to vote at, our annual meeting. A complete list of our shareholders entitled to vote at our annual meeting will be available for inspection by any of our shareholders prior to our annual meeting, upon written request showing a proper purpose, during normal business hours at our Louisville, Colorado office. Only shareholders of record on the March 12, 2010 record date are entitled to notice of, and to vote at, our annual meeting and any adjournments or postponements thereof.

We are furnishing proxy materials to our shareholders primarily by the Internet. On April 1, 2010, we will commence mailing our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2010 proxy statement and 2009 annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone, and provides instruction on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. If you received your annual meeting materials via email, the email contained voting instructions and links to the proxy statement and annual report on the Internet, which are both available at www.proxyvote.com. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Our shareholders are cordially invited to attend our annual meeting in person.

By Order of the Board of Directors,

April 1, 2010	John Jackson, Secretary

YOUR VOTE IS IMPORTANT

We urge you to vote your shares as promptly as possible by following the voting instructions in the Notice of Internet Availability of Proxy Materials.

If you have shares registered in your own name, you may vote your shares in a number of ways:

•	electronically via the Internet at www.proxyvote.com,

•	by telephone, if you are in the U.S. and Canada, by calling 1-800-690-6903, or

•	by requesting a proxy card be mailed to you.

If you hold our shares with a broker, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by Broadridge Investor Communication Services.

Real Goods Solar, Inc.

833 W. South Boulder Road

Louisville, Colorado 80027

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 12, 2010

We are furnishing this proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies by and on behalf of our board of directors for use at our 2010 annual meeting of shareholders to be held on Wednesday, May 12, 2010, starting at 4:30 p.m. at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027, and at any adjournment(s) or postponement(s) thereof.

PURPOSE OF ANNUAL MEETING

At the annual meeting, our shareholders will be asked: (i) to elect six directors of our company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified and (ii) to transact such other business as may properly be brought before the annual meeting. Our board recommends a vote “FOR” the election of the nominees for directors of Real Goods Solar listed below.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A and Class B Common Stock is necessary to constitute a quorum at the annual meeting. Only shareholders of record at the close of business on the record date, Friday, March 12, 2010, will be entitled to notice of, and to vote at, the annual meeting. As of March 12, 2010, there were 16,136,299 shares of our Class A Common Stock, par value $.0001, and 2,153,293 shares of our Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of our Class A Common Stock as of the record date are entitled to one vote for each share held and holders of our Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of our Class A and Class B Common Stock will vote together as a single class. Cumulative voting is not permitted for any purpose. Once a quorum is present, the affirmative vote of a majority of the votes cast on any subject matter shall be the act of the shareholders, other than with respect to the election of directors as described below.

Gaiam, Inc., our majority shareholder, holds all 2,153,293 outstanding shares of our Class B Common Stock and 7,846,707 shares of our Class A Common Stock. These shares are sufficient to constitute a quorum and to elect all Real Goods Solar directors. Gaiam has indicated that it plans to be present at the meeting and vote in favor of the six directors nominated by our Board.

All shares of our Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with properly executed instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Real Goods Solar a written revocation of the proxy, (b) appearing at the annual meeting and voting in person, (c) voting by telephone or by using the Internet, either of which must be completed by 11:59 p.m. Eastern Time on May 11, 2010 (only your latest telephone or Internet proxy is counted), or (d) submitting to Real Goods Solar a duly executed proxy bearing a later date.

We are using the Securities and Exchange Commission’s “E-Proxy” rules and furnishing proxy materials to our shareholders primarily by the Internet. On April 1, 2010, we will commence mailing our shareholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2010 proxy statement and 2009 annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone, and provides instruction on how you can request a paper copy of these documents if you desire. If you received your annual meeting materials by mail, the proxy statement and proxy card from our board of directors and our annual report were enclosed. If you received your annual meeting materials via email, the email contained voting instructions and links to the proxy statement and annual report on the Internet, which are both available at www.proxyvote.com. This process is designed to expedite our shareholders’ receipt of proxy materials, lower the cost of our annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. Our annual report is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

This proxy statement, the form of proxy and voting instructions are being made available to shareholders at www.proxyvote.com. You may also request a printed copy of this proxy statement and the form of proxy or our annual report by any of the following methods: (a) telephone at 1-800-579-1639; (b) Internet at www.proxyvote.com; or (c) e-mail at sendmaterial@proxyvote.com. This proxy statement is first being sent or given to shareholders on April 1, 2010.

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by us. In addition, our officers, directors and other employees may solicit proxies by written communication, telephone or telegraph. These persons will receive no special compensation for any solicitation activities.

IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE ELECTION OF ALL SIX NOMINEES FOR DIRECTOR IDENTIFIED BELOW (UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDER GRANTING THE PROXY). IF ANY NOMINEE FOR DIRECTOR BECOMES UNAVAILABLE TO SERVE FOR ANY REASON, THE PROXY WILL BE VOTED FOR A SUBSTITUTE NOMINEE OR NOMINEES TO BE SELECTED BY OUR BOARD, UNLESS THE SHAREHOLDER WITHHOLDS AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS. GAIAM, INC., WHO HOLDS SHARES WITH A MAJORITY OF THE VOTES, HAS INFORMED REAL GOODS SOLAR THAT IT INTENDS TO VOTE ITS SHARES IN FAVOR OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election as Directors

Our board of directors proposes that Jirka Rysavy, Lynn Powers, John Schaeffer, James Argyropoulos, Scott Lehman and Barbara Mowry be elected as directors of our company, to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Unless contrary instructions are given, the proxies will be voted for these nominees. Each nominee has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable for service. If for any unforeseen reason any nominee should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given.

The names of the nominees, their ages, and their positions are set forth below. Each of the nominees is currently serving as a director of our company and commenced serving as a director when our company was organized in 2008, except for Scott Lehman, who became a director on January 15, 2009, and Lynn Powers who was appointed by our board of directors on May 20, 2009 to fill a vacancy.

JIRKA RYSAVY—age 55—Chairman of our company. Mr. Rysavy has served as the Chairman of Gaiam since its inception and served as Gaiam’s Chief Executive Officer from December 1998 to March 2009. In 1986, Mr. Rysavy founded Corporate Express, Inc., which, under his leadership, grew to become a Fortune 500 company supplying office and computer products and services. He was its Chairman and Chief Executive Officer until September 1998. Mr. Rysavy also founded and served as Chairman and Chief Executive Officer of Crystal Market, a health foods market, which was sold in 1987 to become the concept and first Wild Oats Markets store.

LYNN POWERS—age 60—Director and Chief Executive Officer, President and a Director of Gaiam, Inc. Ms. Powers has been President and a Director of Gaiam since February 1996 and Chief Executive Officer of Gaiam since March 2009. From February 1996 until September 2001, she was Gaiam’s Chief Operating Officer, and from September 2001 until March 2009 she was Gaiam’s Chief Executive Officer of North American operations. From 1992 to 1996, she was Chief Executive Officer of La Scelta, an importer of natural fiber clothing products. Before that, Ms. Powers was Senior Vice President Marketing/Strategic Development and Vice President Merchandising of Miller’s Outpost, a specialty retailer.

JOHN SCHAEFFER—age 60—Director and President of our company. Mr. Schaeffer founded our business in 1978. Between 1986 and 2008, Mr. Schaeffer served as either the President or Chief Executive Officer of our predecessor, Real Goods Trading Corporation, and served as our Chief Executive Officer from January to November 2008. Mr. Schaeffer has been involved in businesses selling solar and renewable energy products for more than 30 years. In 1995, Mr. Schaeffer helped create the Solar Living Center in Hopland, California. Mr. Schaeffer has been honored with numerous awards for his environmental business practices and his entrepreneurial successes.

JAMES ARGYROPOULOS—age 65—Director. Mr. Argyropoulos has been primarily engaged as a private investor over the last fifteen years. In 1972, Mr. Argyropoulos founded and served as Chairman and Chief Executive Officer of The Cherokee Group Inc., a shoe manufacturing and apparel business. Mr. Argyropoulos also serves on the board of directors of Gaiam.

SCOTT LEHMAN—age 51—Director. Mr. Lehman has been a director of Real Goods Solar since January 15, 2009. From 2007 to 2008, Mr. Lehman was Vice President – Acquisitions at Tecta America Corp, a roofing contractor. From 2002 to 2007, Mr. Lehman was Director – Strategic Business Development at White Cap Construction Supply, a distributor of specialty hardware, tools and materials to construction contractors. Previously, he served as interim Chief Executive Officer of Corporate Express Australia, held a variety of positions at Corporate Express, Inc., an office and computer products supplier, including Vice President – Acquisitions, and served as chairman of the audit committee of Corporate Express Australia.

BARBARA MOWRY—age 62—Director. Since 2003, Ms. Mowry has been Chief Executive Officer of Silver Creek Systems, a provider of enterprise data usability software. From 1997 until February 2001, Ms. Mowry was the President and Chief Executive Officer of Requisite Technology, a business-to-business e-commerce company specializing in the creation and management of electronic content and catalogs. Prior to joining Requisite Technology, Ms. Mowry was an officer of Telecommunications, Inc. (cable television) from 1995 to 1997; and UAL, Inc. (airline) from 1983 to 1990. Ms. Mowry also serves on the board of directors of Gaiam.

Each director serves for a one-year term.

* * * * *

Directors will be elected by a plurality of the votes cast. If no instructions are indicated on a proxy card, the shares will be voted “FOR” the election of these nominees for director. Because director nominees must receive a plurality of the votes cast at the annual meeting, a vote withheld from a particular nominee or from all nominees will not affect the election of that nominee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

THE NOMINEES OF THE BOARD

DIRECTOR INDEPENDENCE, COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Our board of directors currently consists of six members and meets regularly during the year. Our board of directors has determined that each of Messrs. Argyropoulos and Lehman and Ms. Mowry are independent as defined by the listing standards of the NASDAQ Global Market. Membership on the audit committee is limited to independent directors.

During 2009, our board held one telephonic and five in-person meetings. Each director attended 100% of the aggregated number of meetings of our board and of the committees of our board on which the director served during 2009.

Our policy on attendance by directors at the annual meeting encourages our directors to attend the annual meeting unless they have a scheduling conflict.

Our board of directors generally has four regularly scheduled meetings during the year. Executive sessions (without management) are generally held adjacent to a regularly scheduled board meeting. Our board has standing audit and compensation committees, for which we have adopted written charters. These charters, which can be found at: http://www.realgoodssolar.com, along with corporate governance guidelines and code of ethics adopted by our board, provide the framework for governance of our company. Because we are deemed to be a controlled company on the basis of Gaiam’s control of more than 50% of our voting power, we do not have a nominating committee and are exempt from NASDAQ Global Market rules relating to the same.

Audit Committee. Our audit committee consists of Messrs. Argyropoulos and Lehman and Ms. Mowry, and each member of the audit committee is independent within the meaning of rules of NASDAQ Global Market. Mr. Lehman serves as chairperson of the audit committee and is an “audit committee financial expert,” as defined by the Securities and Exchange Commission’s rules adopted pursuant to the Sarbanes-Oxley Act of 2002. Our audit committee is responsible for the appointment, compensation and oversight of our auditor and for approval of any non-audit services provided by the auditor. Our audit committee also oversees (a) management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices; (b) management’s establishment and maintenance of processes to assure that an adequate system of internal control is functioning; and (c) management’s establishment and maintenance of processes to assure our compliance with all laws, regulations and company policies relating to financial reporting. Our audit committee held four in-person meetings and three telephonic meetings during 2009.

Compensation Committee. Our compensation committee consists of Ms. Mowry and Messrs. Argyropoulos and Lehman. Ms. Mowry serves as chairperson of our compensation committee. Our compensation committee establishes compensation amounts and policies applicable to our executive officers, establishes salaries, bonuses and other compensation plans and matters for our executive officers and administers our stock option plans and employee stock purchase plan. Our compensation committee held two in-person meetings during 2009.

Compensation Committee Interlocks and Insider Participation

During fiscal 2009, our compensation committee was comprised of Barbara Mowry (Chairperson), James Argyropoulos and Scott Lehman. None of these persons has at any time been an officer or employee of our company. None of our executive officers serves or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our board or our compensation committee, other than Mr. Rysavy, who is chairman of both Gaiam and Real Goods Solar.

We do not have a nominating committee, and nominations for directors are made by our full board. We are exempt from NASDAQ Global Market rules with respect to nominating committees because we may be deemed a controlled company on the basis of Gaiam’s control of more than 50% of our voting power, and in light of Gaiam’s control, our board does not believe a nominating committee would serve a meaningful purpose. Our bylaws set forth certain procedures that are required to be followed by shareholders in nominating persons for election to our board. Generally, written notice of a proposed nomination must be received by our corporate secretary not later than the 45th day nor earlier than the 70th day prior to the anniversary of the mailing of the preceding year’s proxy materials. Our board considers a variety of factors when it selects candidates for election to the board, including business experience, skills and expertise that are complimentary to those already represented on the board, familiarity and identification with our mission, values and market segments, and other relevant factors. Our board will consider qualified director candidates recommended by our shareholders. Because we are a controlled company under the NASDAQ Global Market rules, our board has not adopted a formal policy regarding the consideration of director candidates recommended by shareholders; however, our board would not evaluate shareholder nominees differently from board nominees.

DIRECTOR COMPENSATION

Directors who are not employees of our company or its affiliates are paid a fee of $3,000 for each meeting of our board that they attend, and a fee of $1,000 for each telephonic meeting attended. In addition, non-employee directors are paid a fee of $500 for attendance at each committee meeting and $250 for each telephonic committee meeting attended. Chairpersons of each standing committee receive an annual fee of $2,000. All directors elected to receive their 2009 compensation in Real Goods Solar Class A Common Stock.

Director Compensation Table

The following table provides compensation information for the one year period ended December 31, 2009 for each non-employee member of our board of directors.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Restricted Stock Awards (2)	Total
James Argyropoulos	—	$19,750	$6,210	$25,960

Barbara Mowry	—	$21,750	$6,210	$27,960

Scott Lehman	—	$21,250	$6,210	$27,460

Ted Nark (3)	—	$9,500	—	$9,500

(1)	Amounts in the Stock Awards column represent the aggregate grant date fair value of the shares issued. Amounts in this column include fees earned during 2009, some of which administratively were not paid until 2010. Assumptions used in the calculation of the aggregated grant date fair value for these stock awards are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010. Mr. Argyropoulos, Ms. Mowry and Mr. Lehman had 9,396, 11,611 and 8,739 stock awards outstanding at fiscal year end, respectively.
(2)	Amounts in the Restricted Stock Awards column represents the aggregate grant date fair value of 3,000 restricted stock awards granted to each non-employee director on May 20, 2009. These restricted stock awards vest 50% on their first anniversary and 50% on their second anniversary. Assumptions used in the calculation of the aggregated grant date fair value for these restricted stock awards are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010. Mr. Argyropoulos and Ms. Mowry each had 6,000 and Mr. Lehman had 3,000 restricted stock awards outstanding at fiscal year end.
(3)	Mr. Nark served as director until May 20, 2009.

EXECUTIVE OFFICERS OF REAL GOODS SOLAR

Our executive officers, their positions with our company and their respective ages are as follows:

Name	Age	Position
Jirka Rysavy	55	Chairman

John Schaeffer	60	President and Director

Erik Zech	38	Chief Financial Officer

Our executive officers are elected annually by our board of directors.

Biographical information about Messrs. Rysavy and Schaeffer is included herein under the heading “Proposal 1—Election of Directors — Nominees for Election as Directors”.

Mr. Zech has served as Real Goods Solar’s Chief Financial Officer since consummation of our initial public offering in May 2008, and also served as Real Goods Solar’s President from May 2008 until November 2008. Mr. Zech worked with the investment banking firm Thomas Weisel Partners LLC from February 2001 until March 2008, most recently as a Principal of the firm. From June 1999 until December 2000, Mr. Zech was Chief Financial Officer of Creditland, Inc.; from 1995 until 1997 he was in investment banking with Merrill Lynch; and from 1993 until 1995 he was a certified public accountant with Price Waterhouse.

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 12, 2010, except as noted, for (i) each person (or group of affiliated persons) who, insofar as we have been able to ascertain, beneficially owned more than 5% of the outstanding shares of our Class A or Class B Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the table of executive officers of Real Goods Solar above, and (iv) all current directors and executive officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership(1)	Percent of Class
Class A	Gaiam, Inc.	(2)(3)	10,000,000	54.7%
	D. Thompson and Darlene J. McCalmont	(4)	2,410,760	14.9%
	Columbia Wanger Asset Management, L.P.	(5)	1,579,900	9.8%
	RiverSource Investments, LLC	(6)	1,127,616	7.0%
	Erik Zech		280,000	1.7%
	Barbara Mowry		17,611	*
	James Argyropoulos		15,396	*
	Scott Lehman		11,739	*
	Lynn Powers		—	*
	John Schaeffer		—	*
	All directors and officers as a group (8 persons)	(3)	2,735,506	15.0%
Class B	Gaiam, Inc.	(2)(3)	2,153,293	100.0%

*	Indicates less than one percent ownership.
(1)	This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Ds and 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts and percent of class include stock options exercisable within 60 days of March 12, 2010.
(2)	Mr. Rysavy serves as Chairman of Gaiam and has direct beneficial ownership of 868,682 shares of the Class A common stock of Gaiam and 5,400,000 shares of the Class B common stock of Gaiam, together representing approximately 26% of Gaiam’s outstanding equity and in excess of 50% of Gaiam’s voting power. By virtue of his office and his stock ownership in Gaiam, Mr. Rysavy may be deemed to control Gaiam, and may also be deemed to have indirect beneficial ownership of the shares of Class A Common Stock and Class B Common Stock of Real Goods Solar directly beneficially owned by Gaiam; however, Mr. Rysavy disclaims such beneficial ownership. The business address of Mr. Rysavy and Gaiam is 833 W. South Boulder Road, Louisville, Colorado 80027.
(3)	Includes 2,153,293 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.
(4)	According to a report on Form 4 filed with the Securities and Exchange Commission on August 19, 2009. The business address for Mr. and Mrs. McCalmont is 4083 El Cerrito Road, Palo Alto, California 94306.
(5)	According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2010. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
(6)	According to a report on Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2010. The address for RiverSource Investments, LLC is c/o Ameriprise Financial, Inc., 145 Ameriprise Financial Center, Minneapolis, Minnesota 55474. According to the filing, Ameriprise Financial, Inc., as parent company of RiverSource Investments, LLC, may be deemed to have beneficial ownership over the shares beneficially owned by RiverSource Investments, LLC.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Our Compensation Program and Philosophy

Our compensation program is intended to meet three principal objectives: (1) attract, reward and retain qualified, energetic officers and other key employees; (2) motivate these individuals to achieve short-term and long-term corporate goals that enhance shareholder value; and (3) support our corporate values by promoting internal equity and external competitiveness.

Our executive compensation program is overseen and administered by our compensation committee, which has the ultimate authority to make decisions with respect to the compensation of our named executive officers, but may, if it chooses, delegate any of its responsibilities to subcommittees. The compensation committee operates under a written charter adopted by our board of directors and is empowered to review and approve the annual compensation for our executive officers.

The principal objectives that guide the compensation committee in assessing our executive and other compensation programs include the proper allocation among current cash compensation, short-term bonus compensation and long-term compensation. Other considerations include our business objectives, our fiduciary and corporate responsibilities (including internal considerations of fairness and affordability), competitive practices and trends and regulatory requirements.

In determining the particular elements of compensation that are used to implement our overall compensation objectives, the compensation committee takes into consideration a number of factors related to our performance, such as our earnings per share, profitability, revenue growth, and the specific operational and financial performance of certain groups, as well as the competitive environment for our business. Stock price performance is not a factor in determining annual compensation because the market price of our Class A Common Stock is subject to a variety of factors outside of our control.

The compensation committee may, when appropriate as determined on an annual basis, identify individual performance goals for executive and other officers, which goals may play a significant role in determining such officers’ incentive compensation for that year and which are taken into consideration in setting base salary for the next year.

The compensation committee may meet with certain of our executive officers to obtain recommendations with respect to our compensation programs, practices and packages for executives, other employees and directors. The compensation committee may ask management for its recommendations regarding the base salary, bonus targets and equity compensation for the executive team and other employees. The compensation committee considers, but is not be bound by and may not always accept, management’s recommendations with respect to executive compensation. Our Chief Executive Officer does not determine the compensation of any of our named executive officers. The compensation committee may also seek input from one or more independent compensation consultants prior to making determinations on material aspects of our compensation programs, practices and packages.

Elements of Our Compensation Program

The compensation committee believes that compensation paid to our executive officers and other members of our senior management should be closely aligned with our performance on both a short-term and a long-term basis and that such compensation should assist us in attracting and retaining talented persons who are committed to our mission and critical to our long-term success. To that end, the compensation committee believes that the compensation packages for executive officers should consist of three principal components:

Base Salary. Base salaries for executive officers are reviewed on an annual basis and at the time of promotion or other change in responsibilities. Starting salary levels and increases in salary are based on subjective evaluation of such factors as the level of responsibility, individual performance, market value of the officer’s skill set, and relative salary differences within our company for different job levels.

Annual Incentive Bonus. Incentive bonuses are generally granted based on a percentage of each executive officer’s base salary. After the end of the fiscal year, the compensation committee determines the extent to which the performance goals were achieved and approves the amount of the bonus to be paid to each executive. The total bonus award is determined according to the level of achievement of both the objective performance and individual performance goals. Both the objective performance and the individual performance goals are expected to be established annually, and based upon the achievement of such goals, our executive officers’ annual incentive bonus potentials are expected to be from approximately 20% to 40% of each executive officer’s base salary, depending upon his or her position. If either we do not achieve our performance goals, or if we achieve our goals but the individual does not, an incentive bonus award is not granted pursuant to the objective performance goal.

Long-Term Incentive Compensation. During fiscal 2009, long-term, performance-based compensation of executive officers and other employees took the form of stock option awards under our Incentive Plan. In addition, during fiscal 2008 we assumed stock option awards granted by our predecessor under the Incentive Plan. The compensation committee believes in the importance of equity ownership for all executive officers and a broader-based segment of our work force, for purposes of economic incentive, key employee retention and alignment of employees’ interests with those of shareholders. The compensation committee believes the Incentive Plan provides us with valuable flexibility to achieve a balance between providing equity-based compensation for employees at all levels, and creating and maintaining long-term shareholder value. Upon an executive officer’s hiring, the compensation committee makes its determination regarding long-term incentive compensation awards based upon prevailing compensation levels in the market for the individual’s position. Thereafter, such determinations will be based upon the executive officer’s past and expected future contributions to our business.

Stock option grants are typically expected to be made when a new executive officer is hired, and in determining the size of stock option grants, the compensation committee bases its determinations on such subjective considerations as the individual’s position within management, experience, market value of the executive’s skill set, and historical grant amounts to similarly positioned executives of our company. All stock options granted prior to the initial public offering of our Class A Common Stock vested at 50% upon completion of the offering, and thereafter approximately 2.0% vest monthly over the 25 months following completion of the offering.

We have selected these elements because each is considered useful or necessary to meet one or more of the principal objectives of our compensation policy. For instance, base salary and bonus target percentages are set with the goal of attracting employees and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform, while our equity programs are geared toward providing an incentive and reward for the achievement of long-term business objectives and retaining key talent. We believe that these elements of compensation, when combined, are effective, and will continue to be effective, in achieving the objectives of our compensation program.

The compensation committee reviews our compensation program on an annual basis. In setting compensation levels for a particular executive, the compensation committee takes into consideration the proposed compensation package as a whole and each element individually, but is not expected to apply any specific formula in doing so. While the importance of one compensation element to another may vary among executive officers, the compensation committee attempts to correlate the overall compensation package to each executive officer’s past and expected future contributions to our business. We do not have any employment or severance agreements with our current executive officers.

Summary Compensation Table

The following table includes information concerning compensation for each of the last three completed fiscal years for our principal executive officer, principal financial officer, and the other named executive officers of our company.

Name and Principal Position	Year	Salary (5)		Bonus (5)		Stock Awards	Option Awards (6)		All Other Compensation (7)		Total
Jirka Rysavy (1) Chairman	2009 2008 2007	$ $ $	330,000 326,342 310,151	$	— — 150,000	— — —		— — —		— — —	$ $ $	330,000 326,342 460,151

D. Thompson McCalmont (2) Former Chief Executive Officer	2009 2008	$ $	117,025 50,667		— —	— —		— —		— —	$ $	117,025 50,667

John Schaeffer (3) President and Director	2009 2008 2007	$ $ $	157,052 170,000 161,271		$3,000 — —	— — —	$ $	3,254 — 471,555	$ $	1,500 1,500 —	$ $ $	164,806 171,500 632,826

Erik Zech (4) Chief Financial Officer	2009 2008	$ $	211,918 193,342	$ $	49,872 78,127	— —		— —	$	— 1,500	$ $	261,790 272,969

(1)	The compensation amounts for Mr. Rysavy reflect payments made by Gaiam, Inc. or one of its subsidiaries for all services rendered. Only a portion of these services were rendered to our company.
(2)	Mr. McCalmont has served as our Chief Executive Officer from November 15, 2008 until September 11, 2009.
(3)	Mr. Schaeffer served as our Chief Executive Officer until November 15, 2008, when he became our President.
(4)	Mr. Zech served as our Chief Financial Officer since May 14, 2008, and also served as our President from May 2008 until November 2008.
(5)	The Salary and Bonus columns represent amounts earned during those years and, because of the timing of payments, do not represent amounts paid during those years. The current annual salary rate for each named executive officer is $330,000 for Mr. Rysavy, $153,000 for Mr. Schaeffer and $200,000 for Mr. Zech. Normally, bonuses are given at the discretion of our board of directors’ compensation committee. However, Mr. Zech’s 2008 bonus and a portion of his 2009 bonus were guaranteed pursuant to the terms of his employment agreement, which has expired. Bonuses are typically paid between February and May of the year following the year earned.
(6)	The amounts in the Option Awards column reflect the incremental fair value of options repriced and modified during 2009 and the aggregated grant date fair value of awards granted during 2007 rather than an amount paid to or realized by the named executive officer. Our predecessor granted options to Mr. Schaeffer in 2007 that we assumed on January 31, 2008 as options granted under the Real Goods Solar 2008 Long-Term Incentive Plan. On November 17, 2009, option awards for Mr. Schaeffer were repriced to $2.92 per share and the exercisability was suspended for six months from the date of modification. Assumptions used in the calculation of the aggregated grant date fair value for these assumed options are included in footnote 6 to our audited financial statements included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010.
(7)	All Other Compensation includes 401(k) Company match given during the indicated year.

Outstanding Equity Awards at Fiscal Year-End Table

The following table includes certain information with respect to the value of unexercised options previously awarded to our executive officers named above in the Summary Compensation Table as of December 31, 2009.

	Real Goods Options (1)				Gaiam Options (2)
Name	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration Date	Number of Securities Underlying Unexercised Options (#)		Option Exercise Price	Option Expiration Date
	Exercisable	Unexercisable			Exercisable	Unexercisable
John Schaeffer	—	270,000	$2.92	7/30/2014	8,000	—	$5.30	5/22/2010

(1)

These options were granted by us and vested 50% upon the completion of our initial public offering. Following the initial vesting, 2% of the options vest each month thereafter. On November 17, 2009, these options were repriced to $2.92 per share and the exercisability was suspended for six months from the date of modification. For further information, see footnote 6 to our audited financial statements for the fiscal year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010.

(2)

These awards were granted by Gaiam under its 1999 Long-Term Incentive Plan. Gaiam’s options normally vest and become exercisable at 2% per month over the 50 months beginning in the eleventh month after date of grant. The exercise price of the options is normally equal to Gaiam’s closing stock market price on the date of grant and the options expire seven years from date of grant.

Option Exercises and Stock Vested Table

No options were exercised by our executive officers named above in the Summary Compensation Table during the year ended December 31, 2009.

Generally Available Benefit Programs. We maintain a tax-qualified 401(k) Plan, which provides for broad-based employee participation. Our executive officers are eligible to participate in the 401(k) Plan on the same basis as other employees. Under the 401(k) Plan, all of our employees are eligible to receive matching contributions from us, and this matching contribution equals $0.50 for each dollar contributed by an employee up to a maximum annual matching benefit of $1,500 per person. The matching contribution is calculated and paid on a payroll-by-payroll basis subject to applicable Federal limits. We discontinued the Company match after the first quarter of 2009. We do not provide defined benefit pension plans or defined contribution retirement plans to our executives or other employees other than our 401(k) Plan described herein.

In fiscal 2009, our executive officers were eligible to receive the same health care coverage that is generally available to other of our employees. We also offered a number of other benefits to our named executive officers pursuant to benefit programs that have historically been provided through Gaiam and provide for broad-based employee participation. We expect these benefits to continue to be provided under Gaiam benefit programs for the foreseeable future. These benefits programs included medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, business travel insurance, wellness programs (including chiropractic, massage therapy, acupuncture, and fitness classes), relocation/expatriate programs and services, educational assistance, and certain other benefits.

Our compensation committee believes that our 401(k) Plan and the other generally available benefit programs allow us to remain competitive for employee talent, and that the availability of the benefit programs generally enhances employee productivity and loyalty to us. The main objectives of our benefits programs are to give our employees access to quality healthcare, financial protection from unforeseen events, assistance in achieving retirement financial goals, and enhanced health and productivity, in full compliance with applicable legal requirements. Typically, these generally available benefits do not specifically factor into decisions regarding an individual executive officer’s total compensation or Long-Term Incentive Plan award package.

Stock Option Grant Timing Practices

During fiscal 2009, our compensation committee and our board consistently applied the following guidelines for stock option grant timing practices.

•

New Employees: stock option grants to new hires are effective on the first day of the new employee’s employment with us or upon approval by our compensation committee, and the exercise price for the options is set at the closing price of our Class A common stock on that date.

•

Existing Employees: stock option grants to existing employees are effective on the date that our compensation committee approves the grant, and the exercise price for the options is set at the closing price of our Class A common stock on that date.

Compensation of Chief Executive Officer

During part of fiscal 2009, Mr. McCalmont received a salary of $117,025. Mr. McCalmont also served as a Director for part of 2009. During fiscal 2009, Mr. McCalmont did not receive any awards under our 2008 Long-Term Incentive Plan. Our compensation committee and our board of directors believes that Mr. McCalmont’s salary and overall compensation level were warranted given Mr. McCalmont’s role with our Company, his previous experience and business accomplishments and the market value of his skill set as a chief executive.

Employment Contracts and Potential Payments Upon Termination or Change-in-Control

We do not have employment agreements with any of our executive officers. We do not have change of control agreements with any of our executive officers. Messrs. Schaeffer and Zech are entitled to paid time off amounts of $14,712 and $10,096, respectively, that would be payable upon termination from our company if such paid time off is not utilized prior to employment termination. Our directors, officers, and managers are also generally required to sign a confidentiality agreement and, upon receiving a stock option grant, a two-year non-compete agreement commencing with the date they leave our company.

Accounting and Tax Considerations

In designing our compensation programs, we take into consideration the accounting and tax effect that each element will or may have on us and the executive officers and other employees. We aim to keep the expense related to our compensation programs as a whole within certain affordability levels. When determining how to apportion between differing elements of compensation, our goal is to meet our objectives while maintaining relative cost neutrality. For instance, if we increase benefits under one program resulting in higher compensation expense, we may seek to decrease costs under another program in order to avoid a compensation expense that is above the level then deemed affordable under existing circumstances. For options, we recognize a charge to earnings for accounting purposes equally from the grant date until the end of the vesting period.

We believe we have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation is placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the service provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We do not believe we have individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

AUDIT COMMITTEE REPORT

Our audit committee, on behalf of our board of directors, oversees management’s conduct of internal control processes and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report information required for public disclosure.

Our management is responsible for establishing and maintaining adequate internal financial controls, for the preparation of our consolidated financial statements and for the public reporting process. The firm of Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”), as our independent registered public accounting firm for 2009, was responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon expressing its opinion as to whether our consolidated financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States. Real Goods Solar is not required to have and did not engage EKS&H to perform an audit of its internal control over financial reporting.

In this context, our audit committee reviewed and discussed with management and representatives of EKS&H our audited consolidated financial statements for the year ended December 31, 2009. EKS&H stated, in its Report of Independent Registered Public Accounting Firm dated March 12, 2010, that its audit included consideration of internal control over financial reporting as a basis for designing appropriate audit procedures, but not for the purpose of expressing an opinion on the effectiveness of Real Goods Solar’s internal control over financial reporting.

Our audit committee also discussed with EKS&H the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” Our audit committee reviewed with EKS&H, who was responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, their judgment as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in our financial statements. Also, our audit committee discussed the results of the annual audit and such other matters required to be communicated with our audit committee under professional auditing standards.

In discharging its oversight responsibility over the audit process, our audit committee obtained from our independent auditors statements describing all relationships between our independent auditors and Real Goods Solar that might bear on our auditors’ independence consistent with applicable requirements of the Public Company Accounting Oversight Board and discussed with our auditors any relationships that may impact their objectivity and independence.

Our audit committee recommended to our board that our audited financial statements for the year ended December 31, 2009 be included in our Annual Report on Form 10-K for 2009 for filing with the Securities and Exchange Commission, in reliance upon (1) our audit committee’s reviews and discussions with management and EKS&H; (2) management’s assessment of the effectiveness of our internal control over financial reporting; and (3) the receipt of an opinion from EKS&H, dated March 12, 2010, stating our 2009 consolidated financial statements present fairly in all material respects, the consolidated financial position of our company and its consolidated subsidiaries at December 31, 2009 and the consolidated results of operations and cash flows for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States.

Audit Committee

Scott Lehman, Chairperson
James Argyropoulos
Barbara Mowry

This Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that this information be treated as “soliciting material” or specifically incorporate this information by reference into a document filed under the Securities Act or the Exchange Act.

Disclosure of Independent Accountant Fees

The following table presents fees for professional services rendered for the years ended December 31, 2009 and 2008:

Audit and Non-Audit Fees (in $000’s)	2009	2008

EKS&H:

Audit fees (1)	$118	$149
Audit related fees (2)	—	101
Tax fees (3)	—	—
All other fees (4)	—	308

Total	$118	$558

(1)	Audit fees are fees that we paid for the audit of our annual financial statements included in our annual report on Form 10-K and review of unaudited financial statements included in our quarterly reports on Form 10-Q; for the audit of our internal control over financial reporting; for services in connection with the filing of our S-8; and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; and all costs and expenses in connection with the above.
(2)	Audit related fees consisted of accounting consultations and audits in connection with acquisitions and proposed transactions.
(3)	Tax fees represent fees charged for services for tax advice, tax compliance and tax planning.
(4)	All other fees are amounts paid for the audit of carve-out financial statements, including fees associated with the audits required for Real Goods Solar’s registration statement on Form S-1 with the Securities and Exchange Commission relating to its initial public offering of a minority interest of its Class A Common Stock.

In accordance with the policies of our audit committee and legal requirements, all services to be provided by our independent registered public accounting firm are pre-approved by our audit committee. Pre-approved services include audit services, audit-related services, tax services and other services. In some cases, pre-approval is provided by the full audit committee for up to a year, and such services relate to a particular defined task or scope of work and are subject to a specific budget. In other cases, the chairman of our audit committee has the delegated authority from our audit committee to pre-approve additional services, and such action is then communicated to the full audit committee at the next audit committee meeting. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. If we need such services, we obtain them from other service providers.

EKS&H is currently engaged to provide auditing services through the second quarter of 2010. Our audit committee is in negotiations with EKS&H to be our independent registered public accounting firm for the remainder of 2010. Representatives of EKS&H are expected to be present at our 2010 annual meeting. We expect EKS&H to be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Following our IPO, we entered into the agreements with Gaiam described below. Because these agreements were negotiated while we were a wholly owned subsidiary of Gaiam, they may not reflect terms as favorable as we might have obtained had these agreements been made with an unaffiliated third party.

Intercorporate Services Agreement

Under our Intercorporate Services Agreement with Gaiam, Gaiam provides to us certain services that may include business and facilities management, human resources and employee benefits, payroll, internal audit and risk management, treasury and cash management, tax, legal, accounts payable, telecommunications services, including call center support, and information technology services. Gaiam agreed to make each service available to us on an as-needed basis.

This agreement automatically renews on a quarter-to-quarter basis. Any decision by us to terminate this agreement would be approved by disinterested members of our management and board of directors under our procedures regarding related party transactions. We pay a service charge that generally reflects the same payment terms, and is calculated using the same cost allocation methodologies for the particular service, as those associated with our historical costs, and we reimburse Gaiam any out-of-pocket expenses, including the cost of any third-party consents required. We and Gaiam agree on the aggregate annual amount for a particular year that we will owe Gaiam for the services expected to be performed that year based upon the parties’ good faith estimates of those required services and the fees for such services. Fees under this agreement during 2009 were $705,766. We anticipate that fees for 2010 will be approximately $709,000. Fees under the agreement are paid at least quarterly. The annual fee amount, as well as any changes, must be approved in writing by the disinterested members of each of our and Gaiam’s boards of directors.

Tax Sharing and Indemnification Agreement

Our Tax Sharing and Indemnification Agreement with Gaiam generally governs Gaiam’s and our rights, responsibilities, and obligations with respect to taxes. Under the Tax Sharing and Indemnification Agreement, we expect, with certain exceptions, that we will generally be responsible for the payment of all income and non-income taxes attributable to our operations and the operations of our direct and indirect subsidiaries, whether or not such tax liability is reflected on a consolidated or combined tax return filed by Gaiam. Under the Tax Sharing and Indemnification Agreement, after our IPO, when we ceased to be a member of Gaiam’s consolidated group for federal income tax purposes, to the extent we become entitled to utilize any tax credit and loss carryforwards created prior to the date of deconsolidation, we will be required to distribute to Gaiam the tax effect of such carryforwards. In addition, we generally will be responsible for a portion of any additional taxes that are required to be paid for periods prior to the IPO as a result of a tax audit. The Tax Sharing and Indemnification Agreement also sets forth the respective rights, responsibilities, and obligations between Gaiam and us with respect to the filing of tax returns, the administration of tax contests, assistance and cooperation and other tax matters. Under the Tax Sharing and Indemnification Agreement, we and Gaiam will each indemnify and hold harmless the other from and against any breach by a party of any representation, covenant, statement, promise or obligation of that party under this agreement. In addition, we will indemnify and hold harmless Gaiam from and against any liability under Section 355(e) of the Internal Revenue Code as a result of any action or failure to act by us, our directors, officers, or authorized agents. These indemnity obligations continue indefinitely, subject to any applicable statutes of limitations.

Registration Rights Agreement

Under our Registration Rights Agreement with Gaiam, the holder of our Class B common stock (or its permitted transferee) has the right to require us to register with the SEC all or any portion of the shares of Class B common stock or the Class A common stock into which such Class B common stock may be converted so that those shares may be publicly resold, or to include such shares in any registration statement we file, subject to certain exceptions, conditions and limitations. These rights include demand registration rights, Form S-3 registration rights and “piggyback” registration rights, in each case on and subject to the terms and conditions identified in the Registration Rights Agreement. We will generally pay all expenses, other than underwriting discounts and commissions, relating to all demand registrations, Form S-3 registrations and piggyback registrations. These registration rights terminate as to a given holder of registrable securities, when such holder of registrable securities can sell all of such holder’s registrable securities during any 90-day period pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, or the Securities Act, or pursuant to another similar exception. However, if a holder owns more than 10% of our outstanding securities, such holder shall continue to have registration rights until such time as all of the holder’s securities may be sold pursuant to Rule 144 or such holder owns less than 10% of our outstanding securities. The resale of these shares in the public market upon exercise of those registration rights could adversely affect the market price of our common stock.

Other Transactions.

In 2008, we acquired Regrid Power, Inc. from D. Thompson McCalmont and Darlene McCalmont. During part of 2009, Darlene McCalmont, the wife of Real Goods Solar’s former Chief Executive Officer and director, D. Thompson McCalmont, served as Vice President of Operations of Real Goods Solar. Her 2009 earnings were $126,458. In addition, Mr. McCalmont’s brother, Scott McCalmont, also served during part of 2009 as the Director of Engineering of Real Goods Solar. His 2009 earnings were $89,788. Regrid leases office space in Campbell, California from an entity owned by D. Thompson, his wife Darlene McCalmont, and his brother and sister-in-law Tim and Cam McCalmont. The current annual lease costs are approximately $158,000.

Our Policies Regarding Related-Party Transactions

Any related-party transaction is reviewed by disinterested members of management and, if material, by disinterested members of our board of directors or a committee thereof to ensure that the transaction reflects terms that are at least as favorable for us as we would expect in a similar transaction negotiated at arm’s length by unrelated parties.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission reports of ownership and changes in ownership of our Class A Common Stock and other equity securities of our company. Our directors, officers and 10% holders are required by Securities and Exchange Commission regulations to furnish us with copies of all of the Section 16(a) reports they file.

Based solely upon a review of the copies of the forms furnished to us and the representations made by the reporting persons to us, we believe that each of Messrs. Argyropoulos and Lehman and Ms. Mowry filed three late reports, each of Messrs. Schaeffer and Zech filed two late reports, and each of Messrs. McCalmont and Nark and Ms. Powers filed one late report.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at our annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to the 2010 annual meeting of shareholders, they must be received by us not later than December 2, 2010, unless the date of the 2011 meeting of shareholders is changed by more than 30 days from May 12, 2011.

In addition, under the terms of our Bylaws, unless the date of the 2011 meeting of shareholders is changed by more than 30 days from May 12, 2011, shareholders who intend to present an item of business or nomination at the 2011 annual meeting of shareholders must provide notice in writing of such business or nomination to us no earlier than January 21, 2011 and no later than February 15, 2011.

Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to us at 833 W. South Boulder Road, Louisville, Colorado 80027, Attention: Secretary, Real Goods Solar, Inc.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial shareholders (who share a single address) only one annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, will be sent to that address unless any shareholder at that address gave contrary instructions. We will promptly deliver a copy of such materials to any shareholder requesting the same. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or if any shareholders who share an address wish to receive a single set of annual reports, proxy statements or Notice of Internet Availability of Proxy Materials, as applicable, in the future, please contact Computershare Trust Company (our transfer agent & registrar) in writing by mailing to Computershare Trust Company, Attention: Householding, 250 Royall Street, Canton, MA 02021, or by faxing your request to: 303-262-0700. You can also contact us by calling 303-222-3600.

COMMUNICATION WITH THE BOARD

Shareholders may communicate with our board of directors, including the non-management directors, by sending a letter to the Real Goods Solar Board of Directors, c/o Corporate Secretary, Real Goods Solar, Inc., 833 W. South Boulder Road, Louisville, Colorado 80027. Our corporate secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our corporate secretary will submit your correspondence to the chairman of the board or to any specific director to whom the correspondence is directed.

OTHER MATTERS

Our management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the annual meeting, other than business pertaining to matters set forth in the notice of annual meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE BY THE INTERNET OR BY TELEPHONE PROMPTLY, SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

REAL GOODS SOLAR, INC. 833 W. SOUTH BOULDER ROAD LOUISVILLE, CO 80027 ATTN: PAM BROWN	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors	☐	☐	☐
Nominees
01	Jirka Rysavy 02 Lynn Powers 03 John Schaeffer 04 James Argyropoulos 05 Scott Lehman
06	Barbara Mowry
NOTE: In the discretion of the proxies, on such other business as may properly come before the meeting and at any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of the nominees for director, FOR each proposal and, in the discretion of the proxies, with respect to such other business as may properly come before the meeting.

For address change/comments, mark here. (see reverse for instructions)				☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name,

by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

REAL GOODS SOLAR, INC
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 12, 2010

The Annual Meeting of the Shareholders of Real Goods Solar (the “Company”) will be held on Wednesday, May 12, 2010 at 4:30 p.m. local time, at the Marriott Courtyard, 948 West Dillon Road, Louisville, Colorado 80027.

The undersigned, having received the notice regarding the availability of proxy materials for said meeting, hereby constitutes and appoints Jirka Rysavy and John Jackson, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the Annual Meeting scheduled to be held on May 12, 2010, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of Class A common stock of Real Goods Solar, which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

YOUR VOTE IS IMPORTANT
To vote through the Internet or by telephone, please see the instructions on the reverse side of this card. To vote by mail, sign and date this card on the reverse and mail promptly in the enclosed postage-paid envelope.

[GRP]	Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side